                                                                      Exhibit 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Irving E. Schottenstein and Kerrii B. Anderson, and each of them, as his true and lawful attorney-in-fact and agent for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for M/I Schottenstein Homes, Inc., and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing, as he might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


Date:  March 29, 1996                              /s/ Eric J. Schottenstein
                                                   -----------------------------
                                                   Eric J. Schottenstein

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Irving E. Schottenstein and Kerrii B. Anderson, and each of them, as his true and lawful attorney-in-fact and agent for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for M/I Schottenstein Homes, Inc., and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing, as he might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


Date:  March 29, 1996                              /s/ Friedrich K.M. Bohm
                                                   -----------------------------
                                                   Friedrich K.M. Bohm

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Irving E. Schottenstein and Kerrii B. Anderson, and each of them, as her true and lawful attorney-in-fact and agent for her and in her name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for M/I Schottenstein Homes, Inc., and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing, as she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


Date:  March 29, 1996                              /s/ Holly S. Kastan
                                                   -----------------------------
                                                   Holly S. Kastan

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Irving E. Schottenstein and Kerrii B. Anderson, and each of them, as his true and lawful attorney-in-fact and agent for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for M/I Schottenstein Homes, Inc., and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing, as he might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


Date:  March 29, 1996                              /s/ John B. Gerlach
                                                   -----------------------------
                                                   John B. Gerlach

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Irving E. Schottenstein and Kerrii B. Anderson, and each of them, as her true and lawful attorney-in-fact and agent for her and in her name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for M/I Schottenstein Homes, Inc., and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing, as she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


Date:  March 29, 1996                              /s/ Lenore G. Schottenstein
                                                   -----------------------------
                                                   Lenore G. Schottenstein

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Irving E. Schottenstein and Kerrii B. Anderson, and each of them, as his true and lawful attorney-in-fact and agent for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for M/I Schottenstein Homes, Inc., and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing, as he might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


Date:  March 29, 1996                              /s/ Lewis R. Smoot, Sr.
                                                   -----------------------------
                                                   Lewis R. Smoot, Sr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Irving E. Schottenstein and Kerrii B. Anderson, and each of them, as his true and lawful attorney-in-fact and agent for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for M/I Schottenstein Homes, Inc., and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing, as he might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


Date:  March 29, 1996                              /s/ Robert H. Schottenstein
                                                   -----------------------------
                                                   Robert H. Schottenstein

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Irving E. Schottenstein and Kerrii B. Anderson, and each of them, as his true and lawful attorney-in-fact and agent for him and in his name, place and stead, in any and all capacities, to sign the 1995 Annual Report on Form 10-K for M/I Schottenstein Homes, Inc., and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing, as he might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


Date:  March 29, 1996                              /s/ Steven Schottenstein
                                                   -----------------------------
                                                   Steven Schottenstein